Exhibit 10.1

Independent auditors’ consent

We consent to the incorporation by reference in Registration Statement No. 333-52934, No. 333-52934-01, No. 333-80245, No.333-80245-01, No. 333-09774, No. 333-70636, No. 333-07214, No. 333-07212 and No. 033-41068 of Koninklijke Ahold N.V. on Form F-3, Form S-3 and Form S-8, as applicable, of our report dated October 12, 2003 (which report expresses an unqualified opinion and includes explanatory paragraphs relating to the application of accounting principles generally accepted (“GAAP”) in the United States of America (“US GAAP”), the restatements discussed in Note 3 and Note 32.b, changes in the method of accounting under Dutch GAAP for (i) pensions and other post-retirement benefits, (ii) the incidental revaluation of properties, (iii) the accounting for restructuring provisions, and (iv) events after the balance sheet date and a change in the method of accounting under US GAAP for goodwill and other intangible assets), appearing in this Annual Report on Form 20-F of Koninklijke Ahold N.V. for the year ended December 29, 2002.

October 14, 2003

/s/    Deloitte & Touche Accountants

Amsterdam, The Netherlands